Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
January 31, 2001



Expected B Maturity 4/15/08


Blended Coupon 5.8936%


Excess Protection Level
3 Month Average   4.62%
January, 2001   7.13%
December, 2000   0.35%
November, 2000   6.39%


Cash Yield19.75%


Investor Charge Offs 4.73%


Base Rate 7.89%


Over 30 Day Delinquency 4.88%


Seller's Interest11.58%


Total Payment Rate14.47%


Total Principal Balance$57,905,967,832.59


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$6,705,277,271.10